CUSIP No. 091935502                                                           11
================================================================================


                                                                       EXHIBIT 1
                                                                       ---------



                                    STATEMENT
                          PURSUANT TO RULE 13d-1(k)(1)


                  The undersigned acknowledge and agree that the foregoing statement on Schedule 13G is filed on behalf of each of the undersigned and that all subsequent amendments to this statement on Schedule 13G shall be filed on behalf of each of the undersigned without the necessity of filing additional joint acquisition statements. The undersigned acknowledge that each shall be responsible for the timely filing of such amendments, and for the completeness and accuracy of the information concerning him, her or it contained herein, but shall not be responsible for the completeness and accuracy of the information concerning the other entities or persons, except to the extent that he, she or it knows or has reason to believe that such information is accurate.

Dated: February 9, 2005


                                      OAK HILL CAPITAL PARTNERS, L.P.

                                      By:    OHCP GenPar, L.P.
                                              its General Partner

                                           By:   OHCP MGP, LLC
                                                 its General Partner


                                                By: /s/ Kevin G. Levy
                                                    ----------------------------
                                                    Name:  Kevin G. Levy
                                                    Title: Vice President


                                      OAK HILL CAPITAL MANAGEMENT PARTNERS, L.P.


                                      By:    OHCP GenPar, L.P.
                                              its General Partner

CUSIP No. 091935502                                                           12
================================================================================


                                           By:   OHCP MGP, LLC
                                                 its General Partner


                                                By: /s/ Kevin G. Levy
                                                    ----------------------------
                                                    Name:  Kevin G. Levy
                                                    Title:    Vice President


                                      OHCP GENPAR, L.P.


                                      By:    OHCP MGP, LLC
                                              its General Partner


                                                By: /s/ Kevin G. Levy
                                                    ----------------------------
                                                 Title:    Vice President


                                      OHCP MGP, LLC


                                      By: /s/ Kevin G. Levy
                                          -------------------------------------
                                          Name:  Kevin G. Levy
                                          Title: Vice President